    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 9, 2002

                                            REGISTRATION NO. 333-
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM S-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                              EL PASO CORPORATION
             (Exact name of registrant as specified in its charter)

                     DELAWARE
 (State or other jurisdiction of incorporation or                       76-0568816
                   organization)                           (I.R.S. Employer Identification No.)
                                                                    PEGGY A. HEEG, ESQ.
                                                               EXECUTIVE VICE PRESIDENT AND
                EL PASO CORPORATION                                   GENERAL COUNSEL
                 EL PASO BUILDING                                   EL PASO CORPORATION
               1001 LOUISIANA STREET                                 EL PASO BUILDING
               HOUSTON, TEXAS 77002                                1001 LOUISIANA STREET
                  (713) 420-2600                                   HOUSTON, TEXAS 77002
(Address, including zip code, and telephone number,                   (713) 420-2600
                     including                       (Name, address, including zip code, and telephone
  area code, of registrant's principal executive                          number,
                     offices)                           including area code, of agent for service)

                             ---------------------

                                   Copies to:

                G. MICHAEL O'LEARY                                KELLY J. JAMESON, ESQ.
                  ANDREWS & KURTH                                   EL PASO CORPORATION
       MAYOR, DAY, CALDWELL & KEETON L.L.P.                          EL PASO BUILDING
              600 TRAVIS, SUITE 4200                               1001 LOUISIANA STREET
               HOUSTON, TEXAS 77002                                HOUSTON, TEXAS 77002
                  (713) 220-4200                                      (713) 420-2017

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement, as determined in light of market conditions and other factors.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-59704

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                   PROPOSED MAXIMUM     PROPOSED MAXIMUM
            TITLE OF EACH CLASS                 AMOUNT TO BE      AGGREGATE OFFERING   AGGREGATE OFFERING       AMOUNT OF
      OF SECURITIES TO BE REGISTERED             REGISTERED         PRICE PER UNIT           PRICE           REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
Senior Debt Securities.....................     $180,000,000            $100%             $180,000,000           $42,030
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                                        (Footnotes on next page)

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by El Paso Corporation solely to register additional senior debt securities. Pursuant to General Instruction IV, Registration of Additional Securities, of Form S-3, this Registration Statement hereby incorporates by reference the contents of El Paso Corporation's Registration Statement on Form S-3 (No. 333-59704).

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-59704 are incorporated by reference into, and shall be deemed part of, this registration statement, except for the following, which are filed herewith.

        EXHIBIT                              EXHIBIT DESCRIPTIONS
        -------                              --------------------
           5.1           -- Opinion and Consent of Andrews & Kurth Mayor, Day,
                            Caldwell & Keeton, L.L.P.
          23.1           -- Consent of PricewaterhouseCoopers LLP
          23.2           -- Consent of Deloitte & Touche LLP
          23.3           -- Consent of Huddleston & Co., Inc.
          23.4           -- Consent of Andrews & Kurth Mayor, Day, Caldwell & Keeton,
                            L.L.P. (included as part of Exhibit 5.1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on January 8, 2002.

                                         EL PASO CORPORATION
                                              Registrant

                                          By       /s/ H. BRENT AUSTIN
                                            ------------------------------------
                                                      H. Brent Austin
                                                Executive Vice President and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates as indicated.

                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----
                        **                             Chairman of the Board,          January 8, 2002
-----------------------------------------------------    President, Chief Executive
                  (William A. Wise)                      Officer and Director
                                                         (Principal Executive
                                                         Officer)

                 /s/ H. BRENT AUSTIN                   Executive Vice President and    January 8, 2002
-----------------------------------------------------    Chief Financial Officer
                  (H. Brent Austin)                      (Principal Financial
                                                         Officer)

                        **                             Senior Vice President and       January 8, 2002
-----------------------------------------------------    Controller (Principal
                 (Jeffrey I. Beason)                     Accounting Officer)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
                 (Byron Allumbaugh)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
                  (John M. Bissell)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
                (Juan Carlos Braniff)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
                 (James F. Gibbons)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
                (Anthony W. Hall Jr.)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
               (Ronald L. Kuehn, Jr.)

                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                        **                             Director                        January 8, 2002
-----------------------------------------------------
              (J. Carleton MacNeil Jr.)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
                 (Thomas R. McDade)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
                  (Malcolm Wallop)

                        **                             Director                        January 8, 2002
-----------------------------------------------------
                   (Joe B. Wyatt)

**By:    /s/ H. BRENT AUSTIN
     -------------------------------
             H. Brent Austin
            Attorney-in-Fact

                                 EXHIBIT INDEX

        EXHIBIT                              EXHIBIT DESCRIPTIONS
        -------                              --------------------
           5.1           -- Opinion and Consent of Andrews & Kurth Mayor, Day,
                            Caldwell & Keeton, L.L.P.
          23.1           -- Consent of PricewaterhouseCoopers LLP
          23.2           -- Consent of Deloitte & Touche LLP
          23.3           -- Consent of Huddleston & Co., Inc.
          23.4           -- Consent of Andrews & Kurth Mayor, Day, Caldwell & Keeton,
                            L.L.P. (included as part of Exhibit 5.1)